Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

SGI ACHIEVES 25 PERCENT BOOKINGS GROWTH YEAR-OVER-YEAR

SGI Reports Fourth Quarter and Fiscal Year 2008 Results

SUNNYVALE, Calif. (August 28, 2008) — SGI (NASDAQ: SGIC) today announced financial results for the fourth quarter and fiscal year 2008 ended June 27, 2008. The Company achieved its stated objectives for the fiscal year of strong growth in bookings, a strengthened leadership team, an array of new products and services, and penetration into new customer accounts.	1140 E. Arques Ave. Sunnyvale, CA 94085 Telephone 650.960.1980 sgi.com

Fiscal Year 2008 Highlights

In fiscal 2008, SGI:

•      Grew bookings 25 percent year-over-year to $356 million through a mix of high performance compute, storage and visualization solutions and services.

•      Saw backlog more than double year-over-year, putting the Company in a stronger position heading into fiscal 2009 with beginning backlog of $147 million compared to $66 million at the end of the prior year.

•      Strengthened its leadership team with the appointment of key executives including Barb Stinnett to lead the global services organization; Irene Qualters to head the software and storage organization; Douglas Britt to direct worldwide sales; Bob Pette to form a new group focused on leveraging the company’s extensive intellectual property to deliver visualization solutions; and Shahin Khan to drive marketing.

•      Launched and shipped new products and services including: SGI® Altix® ICE, an ultra-dense blade platform that began shipping in volume in the first quarter of the fiscal year; SGI® Virtu VN200 to power the performance visualization needs of HPC and business users; SGI® InfiniteStorage 4600, a new flagship RAID product; the SGI® InfiniteStorage NEXIS NAS family of high-performance storage systems; Solutions Support Plus, a new multi-vendor support service; and new cluster nodes and processors aimed at increasing the performance of SGI® Altix® XE clusters and SGI Altix Systems.

•      Accelerated its Industrial Strength Linux® Environment software strategy by acquiring key IP assets formerly owned by Linux Networx.

•      Delivered and gained acceptance on several significant orders including: a major online trading community, multiple Hollywood and international film and television production companies, the National

MEDIA CONTACT Marla Robinson marlar@sgi.com 256.773.2371 SGI PR HOTLINE 650.933.7777 SGI PR FACSIMILE 650.933.0714

SGI Achieves 25 Percent Bookings Growth Year-Over-Year/2

Basketball Association, Chrysler, Honda Racing, Sikorsky Aircraft, Total Exploration and Production, GENCI (Grand Equipement National de Calcul Intensif), North German Supercomputing Alliance (HLRN), New Mexico Computing Applications Center, NASA , Merck, and Sanofi-Aventis.

“We’re very encouraged by the progress we’ve made over the past fiscal year,” said SGI CEO Robert “Bo” Ewald. “We’ve achieved significant bookings and backlog growth which positions us well as we enter fiscal 2009 to execute on the second year of our three-year plan to achieve a profitable operating structure. With our new products and services, we’ve seen acceptance of our solutions across all targeted technical and commercial environments.”

Fiscal 2008 and Fourth Quarter GAAP Results

Revenue for the fourth quarter was $93.9 million, compared to $79.1 million in the third quarter and $122.3 million in the fourth quarter of the prior year, representing an increase of 19 percent and a decline of 23 percent, respectively. Revenue for fiscal 2008 was $354.1 million, a decline of 24 percent from the prior fiscal year.

The fiscal 2008 operating loss was $127.2 million, compared to a loss of $101.2 million for the prior fiscal year. The fourth quarter operating loss was $28.6 million, compared to $40.6 million in the third quarter and $24.8 million in the fourth quarter of the prior year. Operating expenses for fiscal 2008 were $230.7 million, a decrease of $4.6 million, or 2 percent year-over-year. Operating expenses were $58.1 million for the fourth quarter of fiscal 2008, compared to $59.2 million for the third quarter and $56.9 million in the fourth quarter of the prior year.

For purposes of comparison, fiscal year 2007 figures comprise three months of results, ended September 29, 2006, for the Company existing before the Company’s reorganization and emergence, and 9 months of results, ended June 29, 2007, for the Company existing after the reorganization.

Pro Forma Results

Pro forma results comprise non-GAAP financial measures that facilitate comparison of the Company’s results of operations in previous fiscal years. Pro forma revenue was $121.5 million in the fourth quarter of fiscal 2008, compared to $80.9 million in the third quarter of fiscal 2008. Pro forma revenue excludes the impact of fresh start accounting and the deferral of the Company’s recognition of revenues for certain of the Company’s transactions where software is more than incidental to the overall solution. Pro forma gross margin for the fourth quarter of fiscal 2008, which is adjusted for similar items and also for amortization of intangibles and stock-based compensation, was 37 percent, compared with 27 percent in the third quarter of fiscal 2008. Pro forma operating expenses, which exclude restructuring, stock-based compensation expense, amortization of intangibles, the non-cash impact of Linux Networx asset acquisition, and the impact of fresh start accounting, were $53.2 million in the fourth quarter of fiscal 2008 and $52.7 million in the third quarter of fiscal 2008. Adjusted pro forma earnings before interest, taxes, depreciation, amortization, and restructuring (EBITDAR) for the fourth quarter of fiscal 2008 was a loss of $3.0 million, compared with a loss of $25.7 million for the third quarter of fiscal 2008.

“We are pleased with bookings performance year-over-year as a leading indicator of the market’s acceptance of our solutions,” said Kathy Lanterman, SGI’s Chief Financial Officer. “Our fiscal 2008 financial goals were to generate double-digit bookings growth, stabilize revenue and manage cash and expenses. We largely achieved these goals, particularly through the growth in our core products bookings, although the timing of customer acceptances did impact revenue for the year.”

SGI Achieves 25 Percent Bookings Growth Year-Over-Year/3

Ewald added that new server, storage and visualization products helped drive bookings growth by giving SGI the winning edge in several competitive sales situations, including a contract to supply NASA with its next major supercomputer. “These new products have allowed us to capture some of the world’s most coveted HPC wins, while placing us in new accounts like a major online trading community,” said Ewald. “Developments like these give us great confidence about the validity of our strategy and direction.”

In this press release, SGI uses certain financial measures, including the “pro forma” financial measures, bookings and backlog that are not determined in accordance with generally accepted accounting principles (GAAP) in the United States. Bookings, also referred to as orders, reflect authorized orders for SGI products and professional services accepted in the period that are expected to ship in the next twelve months. Backlog is the cumulative bookings for which the Company has not yet recognized revenue. Management believes that these non-GAAP financial measures, bookings and backlog, are useful to investors because they facilitate period to period comparisons of SGI performance and because they help investors view the Company’s results of operations through the eyes of management and the Company’s lenders. SGI credit line covenants, management reporting and incentive plans are measured against certain of these non-GAAP financial measures.

A reconciliation of the non-GAAP financial measures used in this press release to the Company’s GAAP results of operations, including an illustration of the impact of the Company’s fresh start accounting and the impact of the implementation of Statement of Accounting Position 97-2, “Software Revenue Recognition” (SOP 97-2) is attached to this press release and is also available at www.sgi.com/company_info/investors.

Anthony Grillo Named Chairman of SGI Board of Directors

As it embarks on the second phase of its growth strategy, SGI also announced today that Anthony Grillo has been named the Chairman of its Board of Directors. Grillo has served on the SGI Board of Directors since October of 2006.

“I look forward to continuing to work closely with management and my fellow Board members,” said Grillo, who is founder and CEO of American Securities Advisors, LLC.

The company also announced that Kevin Katari and Chun Won Yi have resigned from its Board of Directors. Both have been members of the Board since October of 2006, with Katari serving as Chairman since joining the Board.

“I am pleased to have worked with the Company during this transition, and I have confidence in Bo and Tony in leading SGI forward,” said Katari.

Yi added, “I have enjoyed being on the Board and assisting SGI since its successful reorganization, and the Company continues to have my full support.”

“I would like to express SGI’s appreciation and thanks to both Kevin and Chun,” said SGI CEO Bo Ewald. “They have worked closely with the Company and we look forward to continuing our relationship with them as significant investors.”

Conference Call

SGI will conduct a conference call today at 2 p.m. Pacific Daylight Time (PDT) to provide additional details. The webcast and presentation materials are available at www.sgi.com/company_info/investors/webcast.html. The conference call can be accessed by dialing (877) 495-0297, or (706) 643-9931 for participants outside of North America, conference ID: 59920311. An audio replay of this call will be available after 5 p.m. PDT today at (800) 642-1687 or (706) 645-9291 (passcode: 59920311) and will be available until September 4, 2008. All links to the archived webcast, presentation materials and audio replay are available through the SGI web site at www.sgi.com/company_info/investors/.

Additional Resources:

•	National Basketball Association (press release April 14, 2008)

www.sgi.com/company_info/newsroom/press_releases/2008/april/nba.html

•	“Supporting Honda’s Environmental Approach to Formula One” article in SGI Magazine

www.sgi.com/subscribe/sgi_magazine/08_june/08SupportingHonda.html

•	Total Exploration Production (press announcement June 15, 2008)

sgi.com/company_info/newsroom/press_releases/2008/june/top10.html

•	GENCI (Grand Equipement National de Calcul Intensif) (press release June 17, 2008)

www.sgi.com/company_info/newsroom/press_releases/2008/june/genci.html

•	North German Supercomputing Alliance (HLRN) (press release July 3, 2008)

www.sgi.com/company_info/newsroom/press_releases/2008/july/hlrn.html

SGI Achieves 25 Percent Bookings Growth Year-Over-Year/4

•	New Mexico Computing Applications Center (press release January 28, 2008)

www.sgi.com/company_info/newsroom/press_releases/2008/january/nmcac.html

•	NASA (press release May 6, 2008)

www.sgi.com/company_info/newsroom/press_releases/2008/may/nasa.html

SGI—Innovation for Results™

SGI (NASDAQ: SGIC) is a leader in high-performance computing. SGI delivers a complete range of high-performance server and storage solutions along with industry-leading professional services and support that enable its customers to overcome the challenges of complex data-intensive workflows and accelerate breakthrough discoveries, innovation and information transformation. SGI solutions help customers solve their computing challenges whether it’s enhancing the quality of life through drug research, designing and manufacturing safer and more efficient cars and airplanes, studying global climate, providing technologies for homeland security and defense, or helping enterprises manage large data. With offices worldwide, the company is headquartered in Sunnyvale, California, and can be found on the Web at www.sgi.com.

—end—

© 2008 SGI. All rights reserved. SGI, the SGI cube, Altix, and the SGI logo are registered trademarks and CXFS and Virtu are trademarks of SGI in the United States and/or other countries worldwide. All other trademarks mentioned herein are the property of their respective owners.

This press release contains forward-looking statements, including statements relating to continued execution of the SGI’s strategic plan and market acceptance of SGI’s solutions, that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth herein, including the risks and uncertainties discussed under the caption “Risk Factors” and elsewhere in SGI’s Form 10-K or Form 10-Q most recently filed with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. SGI disclaims any intent or obligation to update these forward-looking statements.

SILICON GRAPHICS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts, unaudited)

	Successor Company				Predecessor Company
	Three Months Ended		Year Ended	Nine Months Ended	Three Months Ended
	Jun. 27 2008	Jun. 29, 2007	Jun. 27, 2008	Jun. 29, 2007	Sep. 29, 2006
Product and other revenue	$39,909	$73,008	$150,103	$187,805	$45,229
Product revenue from related party (1)	6,407	1,250	21,154	8,706	15,377
Global services revenue	47,553	48,037	182,886	144,553	61,199

Total revenue	93,869	122,295	354,143	341,064	121,805
Costs and expenses:
Cost of product and other revenue	32,743	61,114	137,411	162,362	42,710
Cost of global services revenue	31,608	29,034	113,253	91,446	32,265
Research and development (2)	14,308	14,870	58,588	44,040	16,007
Selling, general and administrative	43,179	41,697	171,050	125,320	42,359
Other operating expense, net	603	358	1,028	3,601	3,926

Total costs and expenses	122,441	147,073	481,330	426,769	137,267

Operating loss	(28,572)	(24,778)	(127,187)	(85,705)	(15,462)
Interest expense	(1,691)	(1,340)	(6,312)	(4,532)	(7,688)
Interest expense from related parties	(1,602)	(1,545)	(6,893)	(4,347)	—
Interest and other income (expense), net (3)	(1,154)	(1,728)	(3,511)	(355)	11,391

Loss before reorganization items and income taxes	(33,019)	(29,391)	(143,903)	(94,939)	(11,759)
Reorganization items, net	—	—	—	—	340,397

Income (loss) before income taxes	(33,019)	(29,391)	(143,903)	(94,939)	328,638
Income tax provision	2,134	7,537	9,352	8,703	2,382

Net income (loss)	$(35,153)	$(36,928)	$(153,255)	$(103,642)	$326,256

Net income (loss) per share:
Basic	$(3.03)	$(3.32)	$(13.55)	$(9.32)	$1.20

Diluted	$(3.03)	$(3.32)	$(13.55)	$(9.32)	$0.77

Weighted-average shares used to compute net income (loss) per share:
Basic	11,585	11,125	11,307	11,125	271,563

Diluted	11,585	11,125	11,307	11,125	423,875

(1)	Represents product sales to SGI Japan, a related party of which we owned a 10% interest at June 27, 2008 and at September 29, 2006.
(2)	Fiscal 2008 includes approximately $2 million of in-process research and development resulting from our acquisition of certain assets formerly owned by Linux Networx, Inc.
(3)	Fiscal 2008 includes a gain of approximately $4 million on the sale of our investment in MicroUnity Systems Engineering, Inc. and a write-down of approximately $6 million of our equity investment in SGI Japan to the estimated fair value of the investment, which was approximately $15 million at June 27, 2008. The three-month period ended September 29, 2006 includes a pre-tax gain of approximately $10 million on the sale of a portion of the Predecessor Company's investment in SGI Japan.

SILICON GRAPHICS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 27, 2008	June 29, 2007
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$39,552	$69,887
Short-term marketable investments	258	223
Short-term restricted investments	4,292	6,763
Accounts receivable, net	53,816	47,643
Inventories	72,601	54,354
Prepaid expenses	7,772	6,153
Other current assets	51,720	49,576

Total current assets	230,011	234,599
Restricted investments	1,872	302
Property and equipment, net	40,917	43,392
Other intangibles, net	55,399	71,264
Other non-current assets, net	86,996	59,501

Total assets	$415,195	$409,058

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$34,492	$14,387
Accrued compensation	28,878	35,382
Income taxes payable	2,798	2,209
Other current liabilities	38,502	44,420
Current portion of long-term debt	12,750	261
Current portion of deferred revenue	126,138	84,798
Current portion of restructuring liability	1,242	1,410

Total current liabilities	244,800	182,867
Long-term debt	119,750	85,000
Non-current portion of deferred revenue	70,524	32,362
Long-term income taxes payable	23,715	20,902
Other non-current liabilities	12,782	3,468

Total liabilities	471,571	324,599
Total stockholders’ equity (deficit)	(56,376)	84,459

Total liabilities and stockholders’ equity	$415,195	$409,058

Calculation of Non-GAAP Quarterly Results of Operations and EBITDAR

				Successor Company					Predecessor Company
Three Months Ended:		27-Jun-08	28-Mar-08	28-Dec-07	28-Sep-07	29-Jun-07	30-Mar-07	29-Dec-06	29-Sep-06	30-Jun-06	31-Mar-06	30-Dec-05	30-Sep-05	FY2008	FY2007	FY2006
				(in thousands)
Total revenue (GAAP)		$93,869	$79,078	$90,111	$91,085	$122,295	$111,046	$107,723	$121,805	$115,708	$105,562	$136,796	$160,739	$354,143	$462,869	$518,805
Plus:	Fresh-start accounting adjustments	1,557	2,046	2,094	3,835	5,472	8,329	15,877	—	—	—	—	—	9,532	29,678	—
	SOP 97-2 revenue deferrals (1)	26,035	(253)	16,935	25,813	13,726	10,392	10,544	5,154	13,476	2,112	7,597	8,938	68,530	39,816	32,123

	Non-GAAP total revenue	121,461	80,871	109,140	120,733	141,493	129,767	134,144	126,959	129,184	107,674	144,393	169,677	432,205	532,363	550,928

Cost of revenue (GAAP)		64,351	60,484	62,248	63,581	90,148	74,355	89,305	74,975	70,532	68,227	80,952	100,722	250,664	328,783	320,433
Plus:	Fresh-start accounting adjustments	(1,274)	(1,492)	(3,834)	(2,762)	(6,644)	(4,703)	(12,549)	—	—	—	—	—	(9,362)	(23,896)	—
	SOP 97-2 revenue deferrals (1)	13,738	286	11,794	18,576	8,213	3,574	6,293	2,795	4,675	1,334	3,366	4,810	44,394	20,875	14,185
	Depreciation & amortization - Linux Networx	(130)	(45)	—	—	—	—	—	—	—	—	—	—	(175)	—	—
	Stock-based compensation expense	(90)	(84)	8	(87)	(57)	(45)	(12)	7	22	(53)	(71)	(228)	(253)	(107)	(330)

	Non-GAAP cost of revenue	76,595	59,149	70,216	79,308	91,660	73,181	83,037	77,777	75,229	69,508	84,247	105,304	285,268	325,655	334,288

Research and development expense (GAAP)		14,308	16,520	14,464	13,296	14,870	14,186	14,984	16,007	18,220	20,838	21,254	23,365	58,588	60,047	83,677
Plus:	Fresh-start accounting adjustments	(169)	(108)	(12)	47	65	52	(348)	—	—	—	—	—	(242)	(231)	—
	Depreciation & amortization - Linux Networx	(226)	(60)	—	—	—	—	—	—	—	—	—	—	(286)	—	—
	Write-off of in-process R&D - Linux Networx	—	(2,400)	—	—	—	—	—	—	—	—	—	—	(2,400)	—	—
	Stock-based compensation expense	(317)	(320)	(253)	(309)	(257)	(200)	(58)	5	32	(112)	(231)	(300)	(1,199)	(510)	(611)

	Non-GAAP research and development expense	13,596	13,632	14,199	13,034	14,678	14,038	14,578	16,012	18,252	20,726	21,023	23,065	54,461	59,306	83,066

Selling, general and administrative expenses (GAAP)		43,179	42,484	44,163	41,224	41,697	42,017	41,606	42,359	42,903	59,722	57,627	59,865	171,050	167,679	220,117
Plus:	Fresh-start accounting adjustments	(2,710)	(2,545)	(2,525)	(2,076)	(2,580)	(2,587)	(2,635)	—	—	—	—	—	(9,856)	(7,802)	—
	Restructuring and bankruptcy related expenses	—	—	—	—	—	—	—	—	—	(3,452)	(6,413)	(2,082)	—	—	(11,947)
	Goodwill impairment	—	—	—	—	—	—	—	—	—	(8,386)	—	—	—	—	(8,386)
	Depreciation & amortization - Linux Networx	(173)	(118)	—	—	—	—	—	—	—	—	—	—	(291)	—	—
	Stock-based compensation expense	(724)	(705)	(530)	(718)	(581)	(949)	(54)	(134)	(64)	(344)	(381)	(455)	(2,677)	(1,718)	(1,244)

	Non-GAAP selling, general and administrative expenses	39,572	39,116	41,108	38,430	38,536	38,481	38,917	42,225	42,839	47,540	50,833	57,328	158,226	158,159	198,540

Other operating expenses (GAAP)		603	230	20	175	358	358	2,885	3,926	(7,694)	11,550	10,114	7,185	1,028	7,527	21,155
Plus:	Restructuring and bankruptcy related expenses	(603)	(230)	(20)	(175)	(358)	(358)	(2,885)	(3,926)	7,694	(11,550)	(10,114)	(7,185)	(1,028)	(7,527)	(21,155)

	Non-GAAP other operating expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses (GAAP)		58,090	59,234	58,647	54,695	56,925	56,561	59,475	62,292	53,429	92,110	88,995	90,415	230,666	235,253	324,949
Plus:	Fresh-start accounting adjustments	(2,879)	(2,653)	(2,537)	(2,029)	(2,515)	(2,535)	(2,983)	—	—	—	—	—	(10,098)	(8,033)	—
	Stock-based compensation expense	(1,041)	(1,025)	(783)	(1,027)	(838)	(1,149)	(112)	(129)	(32)	(456)	(612)	(755)	(3,876)	(2,228)	(1,855)
	Goodwill impairment	—	—	—	—	—	—	—	—	—	(8,386)	—	—	—	—	(8,386)
	Depreciation & amortization—Linux Networx	(399)	(178)	—	—	—	—	—	—	—	—	—	—	(577)	—	—
	Write-off of in-process R&D - Linux Networx	—	(2,400)	—	—	—	—	—	—	—	—	—	—	(2,400)	—	—
	Restructuring and bankruptcy related expenses	(603)	(230)	(20)	(175)	(358)	(358)	(2,885)	(3,926)	7,694	(15,002)	(16,527)	(9,267)	(1,028)	(7,527)	(33,102)

	Non-GAAP operating expenses	53,168	52,748	55,307	51,464	53,214	52,519	53,495	58,237	61,091	68,266	71,856	80,393	212,687	217,465	281,606

Operating income (loss) (GAAP)		(28,572)	(40,640)	(30,784)	(27,191)	(24,778)	(19,870)	(41,057)	(15,462)	(8,253)	(54,775)	(33,151)	(30,398)	(127,187)	(101,167)	(126,577)
Plus:	Fresh-start accounting adjustments	5,710	6,191	8,465	8,626	14,631	15,567	31,409	—	—	—	—	—	28,992	61,607	—
	SOP 97-2 revenue deferrals (1)	12,297	(539)	5,141	7,237	5,513	6,818	4,251	2,359	8,801	778	4,231	4,128	24,136	18,941	17,938
	Stock-based compensation expense	1,131	1,109	775	1,114	895	1,194	124	122	10	509	683	983	4,129	2,335	2,185
	Goodwill impairment	—	—	—	—	—	—	—	—	—	8,386	—	—	—	—	8,386
	Depreciation & amortization - Linux Networx	529	223	—	—	—	—	—	—	—	—	—	—	752	—	—
	Write-off of in-process R&D - Linux Networx	—	2,400	—	—	—	—	—	—	—	—	—	—	2,400	—	—
	Restructuring and bankruptcy related expenses	603	230	20	175	358	358	2,885	3,926	(7,694)	15,002	16,527	9,267	1,028	7,527	33,102

	Non-GAAP operating income (loss) (2):	(8,302)	(31,026)	(16,383)	(10,039)	(3,381)	4,067	(2,388)	(9,055)	(7,136)	(30,100)	(11,710)	(16,020)	(65,750)	(10,757)	(64,966)

Plus:	Depreciation	5,306	5,375	5,414	6,224	6,169	6,128	6,552	6,467	10,003	10,898	11,959	13,379	22,319	25,316	46,239
	EBITDAR	(2,996)	(25,651)	(10,969)	(3,815)	2,788	10,195	4,164	(2,588)	2,867	(19,202)	249	(2,641)	(43,431)	14,559	(18,727)

Calculation of Non-GAAP Revenues by Reporting Segment(1)

				Successor Company					Predecessor Company

Three Months Ended:		27-Jun- 08	28-Mar- 08	28-Dec- 07	28-Sep- 07	29-Jun- 07	30-Mar- 07	29-Dec- 06	29-Sep- 06	30-Jun- 06	31-Mar- 06	30-Dec- 05	30-Sep- 05	FY 2008	FY 2007	FY 2006
		(in thousands)
Core systems:
	Server products (GAAP)	$31,940	$22,703	$23,282	$31,627	$47,926	$32,692	$40,954	$34,914	$21,168	$20,484	$28,182	$53,993	$109,552	$156,486	$123,827
Plus:	Fresh-start accounting adjustments	—	306	196	22	332	1,100	1,109	—	—	—	—	—	524	2,541	—
	SOP 97-2 revenue deferrals (2)	16,134	(346)	12,324	20,887	6,067	4,857	4,075	2,304	3,895	30	2,485	2,524	48,999	17,303	8,934

	Non-GAAP server products revenue	$48,074	22,663	35,802	52,536	54,325	38,649	46,138	37,218	25,063	20,514	30,667	56,517	159,075	176,330	132,761

	Storage products revenue (GAAP)	10,330	8,374	13,505	8,233	14,486	12,063	10,920	12,750	13,134	11,798	11,185	13,816	40,442	50,219	49,933
Plus:	Fresh-start accounting adjustments	—	—	—	—	293	—	320	—	—	—	—	—	—	613	—
	SOP 97-2 revenue deferrals (2)	4,203	203	2,303	3,377	5,392	2,676	3,834	1,584	1,288	854	2,070	2,766	10,086	13,486	6,978

	Non-GAAP storage products revenue	14,533	8,577	15,808	11,610	20,171	14,739	15,074	14,334	14,422	12,652	13,255	16,582	50,528	64,318	56,911

	Non-GAAP core systems revenue	62,607	31,240	51,610	64,146	74,496	53,388	61,212	51,552	39,485	33,166	43,922	73,099	209,603	240,648	189,672

Legacy systems:
	Legacy systems (GAAP)	4,046	4,855	6,626	5,736	11,846	13,816	11,808	12,942	14,701	13,810	27,095	22,729	21,263	50,412	78,335
Plus:	Fresh-start accounting adjustments	—	—	—	—	—	37	1,952	—	—	—	—	—	—	1,989	—
	SOP 97-2 revenue deferrals (2)	2,905	(348)	1,190	424	259	634	895	(580)	7,169	1,338	2,933	2,940	4,171	1,208	14,380

	Non-GAAP legacy systems revenue	6,951	4,507	7,816	6,160	12,105	14,487	14,655	12,362	21,870	15,148	30,028	25,669	25,434	53,609	92,715

	Non-GAAP products revenue	69,558	35,747	59,426	70,306	86,601	67,875	75,867	63,914	61,355	48,314	73,950	98,768	235,037	294,257	282,387

Global services:
	Customer support (GAAP)	36,784	35,163	40,193	38,231	39,332	37,527	35,080	48,396	49,552	52,053	55,304	57,174	150,371	160,335	214,083
Plus:	Fresh-start accounting adjustments	1,557	1,345	1,898	3,813	4,789	6,545	12,228	—	—	—	—	—	8,613	23,562	—
	SOP 97-2 revenue deferrals (2)	171	(316)	(2,215)	77	677	159	231	144	1,299	(190)	(317)	97	(2,283)	1,211	889

	Non-GAAP customer support revenue	38,512	36,192	39,876	42,121	44,798	44,231	47,539	48,540	50,851	51,863	54,987	57,271	156,701	185,108	214,972

	Professional services (GAAP)	10,769	7,983	6,505	7,258	8,705	14,948	8,961	12,803	17,153	7,417	15,030	13,027	32,515	45,417	52,627
Plus:	Fresh-start accounting adjustments	—	395	—	—	58	647	268	—	—	—	—	—	395	973	—
	SOP 97-2 revenue deferrals (2)	2,622	554	3,333	1,048	1,331	2,066	1,509	1,702	(175)	80	426	611	7,557	6,608	942

	Non-GAAP professional services revenue	13,391	8,932	9,838	8,306	10,094	17,661	10,738	14,505	16,978	7,497	15,456	13,638	40,467	52,998	53,569

	Non-GAAP global services revenue	51,903	45,124	49,714	50,427	54,892	61,892	58,277	63,045	67,829	59,360	70,443	70,909	197,168	238,106	268,541

	Non-GAAP revenue	$121,461	$80,871	$109,140	$120,733	$141,493	$129,767	$134,144	$126,959	$129,184	$107,674	$144,393	$169,677	$432,205	$532,363	$550,928

Products revenue (GAAP)		$46,316	$35,932	$43,413	$45,596	$74,258	$58,571	$63,682	$60,606	$49,003	$46,092	$66,462	$90,538	$171,257	$257,117	$252,095
Plus:	Fresh-start accounting adjustments	—	306	196	22	625	1,137	3,381	—	—	—	—	—	524	5,143	—
	SOP 97-2 revenue deferrals (1)	23,242	(491)	15,817	24,688	11,718	8,167	8,804	3,308	12,352	2,222	7,488	8,230	63,256	31,997	30,292

	Non-GAAP products revenue	69,558	35,747	59,426	70,306	86,601	67,875	75,867	63,914	61,355	48,314	73,950	98,768	235,037	294,257	282,387

Global services revenue (GAAP)		47,553	43,146	46,698	45,489	48,037	52,475	44,041	61,199	66,705	59,470	70,334	70,201	182,886	205,752	266,710
Plus:	Fresh-start accounting adjustments	1,557	1,740	1,898	3,813	4,847	7,192	12,496	—	—	—	—	—	9,008	24,535	—
	SOP 97-2 revenue deferrals (1)	2,793	238	1,118	1,125	2,008	2,225	1,740	1,846	1,124	(110)	109	708	5,274	7,819	1,831

	Non-GAAP global services revenue	51,903	45,124	49,714	50,427	54,892	61,892	58,277	63,045	67,829	59,360	70,443	70,909	197,168	238,106	268,541

Total revenue (GAAP)		93,869	79,078	90,111	91,085	122,295	111,046	107,723	121,805	115,708	105,562	136,796	160,739	354,143	462,869	518,805
Plus:	Fresh-start accounting adjustments	1,557	2,046	2,094	3,835	5,472	8,329	15,877	—	—	—	—	—	9,532	29,678	—
	SOP 97-2 revenue deferrals (1)	26,035	(253)	16,935	25,813	13,726	10,392	10,544	5,154	13,476	2,112	7,597	8,938	68,530	39,816	32,123

	Non-GAAP total revenue	121,461	80,871	109,140	120,733	141,493	129,767	134,144	126,959	129,184	107,674	144,393	169,677	432,205	532,363	550,928

Products cost of revenue (GAAP)		32,743	32,038	34,938	37,692	61,114	41,330	59,918	42,710	36,218	35,042	43,517	62,550	137,411	205,072	177,327
Plus:	Fresh-start accounting adjustments	(1,196)	(1,588)	(3,789)	(2,718)	(6,814)	(5,329)	(12,875)	—	—	—	—	—	(9,291)	(25,018)	—
	SOP 97-2 revenue deferrals (1)	14,290	(50)	9,913	18,092	7,966	2,454	5,318	2,114	4,518	1,180	2,941	4,215	42,245	17,852	12,854
	Depreciation & amortization—Linux Networx	(50)	(24)	—	—	—	—	—	—	—	—	—	—	(74)	—	—
	Stock-based compensation expense	(38)	(39)	(34)	(27)	(24)	(21)	(6)	—	4	(14)	(24)	(54)	(138)	(51)	(88)

	Non-GAAP products cost of revenue	45,749	30,337	41,028	53,039	62,242	38,434	52,355	44,824	40,740	36,208	46,434	66,711	170,153	197,855	190,093

Global services cost of revenue (GAAP)		31,608	28,446	27,310	25,889	29,034	33,025	29,387	32,265	34,314	33,185	37,435	38,172	113,253	123,711	143,106
Plus:	Fresh-start accounting adjustments	(78)	96	(45)	(44)	170	626	326	—	—	—	—	—	(71)	1,122	—
	SOP 97-2 revenue deferrals (1)	(552)	336	1,881	484	247	1,120	975	681	157	154	425	595	2,149	3,023	1,331
	Depreciation & amortization—Linux Networx	(80)	(21)	—	—	—	—	—	—	—	—	—	—	(101)	—	—
	Stock-based compensation expense	(52)	(45)	42	(60)	(33)	(24)	(6)	7	18	(39)	(47)	(174)	(115)	(56)	(242)

	Non-GAAP global services cost of revenue	30,846	28,812	29,188	26,269	29,418	34,747	30,682	32,953	34,489	33,300	37,813	38,593	115,115	127,800	144,195

Cost of revenue (GAAP)		64,351	60,484	62,248	63,581	90,148	74,355	89,305	74,975	70,532	68,227	80,952	100,722	250,664	328,783	320,433
Plus:	Fresh-start accounting adjustments	(1,274)	(1,492)	(3,834)	(2,762)	(6,644)	(4,703)	(12,549)	—	—	—	—	—	(9,362)	(23,896)	—
	SOP 97-2 revenue deferrals (1)	13,738	286	11,794	18,576	8,213	3,574	6,293	2,795	4,675	1,334	3,366	4,810	44,394	20,875	14,185
	Depreciation & amortization—Linux Networx	(130)	(45)	—	—	—	—	—	—	—	—	—	—	(175)	—	—
	Stock-based compensation expense	(90)	(84)	8	(87)	(57)	(45)	(12)	7	22	(53)	(71)	(228)	(253)	(107)	(330)

	Non-GAAP cost of revenue	76,595	59,149	70,216	79,308	91,660	73,181	83,037	77,777	75,229	69,508	84,247	105,304	285,268	325,655	334,288

Products gross profit (GAAP)		13,573	3,894	8,475	7,904	13,144	17,241	3,764	17,896	12,785	11,050	22,945	27,988	33,846	52,045	74,768
Plus:	Fresh-start accounting adjustments	1,196	1,894	3,985	2,740	7,439	6,466	16,256	—	—	—	—	—	9,815	30,161	—
	SOP 97-2 revenue deferrals (1)	8,952	(441)	5,904	6,596	3,752	5,713	3,486	1,194	7,834	1,042	4,547	4,015	21,011	14,145	17,438
	Depreciation & amortization—Linux Networx	50	24	—	—	—	—	—	—	—	—	—	—	74	—	—
	Stock-based compensation expense	38	39	34	27	24	21	6	—	(4)	14	24	54	138	51	88

	Non-GAAP products gross profit	23,809	5,410	18,398	17,267	24,359	29,441	23,512	19,090	20,615	12,106	27,516	32,057	64,884	96,402	92,294
	Non-GAAP products gross profit margin	34.2%	15.1%	31.0%	24.6%	28.1%	43.4%	31.0%	29.9%	33.6%	25.1%	37.2%	32.5%	27.6%	32.8%	32.7%

Global services gross profit (GAAP)		15,945	14,700	19,388	19,600	19,003	19,450	14,654	28,934	32,391	26,285	32,899	32,029	69,633	82,041	123,604
Plus:	Fresh-start accounting adjustments	1,635	1,644	1,943	3,857	4,677	6,566	12,170	—	—	—	—	—	9,079	23,413	—
	SOP 97-2 revenue deferrals (1)	3,345	(98)	(763)	641	1,761	1,105	765	1,165	967	(264)	(316)	113	3,125	4,796	500
	Depreciation & amortization—Linux Networx	80	21	—	—	—	—	—	—	—	—	—	—	101	—	—
	Stock-based compensation expense	52	45	(42)	60	33	24	6	(7)	(18)	39	47	174	115	56	242

	Non-GAAP global services gross profit	21,057	16,312	20,526	24,158	25,474	27,145	27,595	30,092	33,340	26,060	32,630	32,316	82,053	110,306	124,346
	Non-GAAP global services gross profit margin	40.6%	36.1%	41.3%	47.9%	46.4%	43.9%	47.4%	47.7%	49.2%	43.9%	46.3%	45.6%	41.6%	46.3%	46.3%

Gross profit (GAAP)		29,518	18,594	27,863	27,504	32,147	36,691	18,418	46,830	45,176	37,335	55,844	60,017	103,479	134,086	198,372
Plus:	Fresh-start accounting adjustments	2,831	3,538	5,928	6,597	12,116	13,032	28,426	—	—	—	—	—	18,894	53,574	—
	SOP 97-2 revenue deferrals (1)	12,297	(539)	5,141	7,237	5,513	6,818	4,251	2,359	8,801	778	4,231	4,128	24,136	18,941	17,938
	Depreciation & amortization—Linux Networx	130	45	—	—	—	—	—	—	—	—	—	—	175	—	—
	Stock-based compensation expense	90	84	(8)	87	57	45	12	(7)	(22)	53	71	228	253	107	330

	Non-GAAP gross profit	44,866	21,722	38,924	41,425	49,833	56,586	51,107	49,182	53,955	38,166	60,146	64,373	146,937	206,708	216,640
	Non-GAAP gross profit margin	36.9%	26.9%	35.7%	34.3%	35.2%	43.6%	38.1%	38.7%	41.8%	35.4%	41.7%	37.9%	34.0%	38.8%	39.3%

(1)	For each of the periods indicated, non-GAAP core systems revenue is obtained by adding non-GAAP server products revenue and non-GAAP storage products revenue, non-GAAP products revenue is obtained by adding non-GAAP core systems revenue and non-GAAP legacy systems revenue, non-GAAP global services revenue is obtained by adding non-GAAP customer support revenue and non-GAAP professional services revenue and non-GAAP revenue is obtained by adding non-GAAP products revenue and non-GAAP global services revenue. This table includes a reconciliation of each listed component to the comparable GAAP figures.

(2)	The non-GAAP adjustments for SOP 97-2 are indicative of the revenue results the company would have recorded without the effect of SOP 97-2, although these are unaudited adjustments. We believe that this presentation more closely matches the results that would have been recorded had SAB 104 been applied, in which case the revenue for the hardware components of the arrangement would have been recorded when those deliverables were completed, and the primary remaining deliverable is customer support. Generally, this presentation matches the timing of billings to customers for the hardware deliverables, and therefore allows more transparency to cashflows.

Calculation of Non-GAAP Quarterly Products Standard Profit Margin

		Successor Company
Three Months Ended:		27-Jun-08	28-Mar-08	28-Dec-07	28-Sep-07	29-Jun-07
		(in thousands)

Total products revenue (GAAP)		$46,316	$35,932	$43,413	$45,596	$74,258
Less:	Other revenue	(305)	(1,015)	(286)	(395)	(810)
Plus:	Fresh-start accounting adjustments	—	306	196	22	625
	SOP 97-2 revenue deferrals	23,242	(491)	15,817	24,688	11,718

	Non-GAAP total products revenue	69,253	34,732	59,140	69,911	85,791

Products standard cost of revenue (GAAP)		23,575	20,549	24,919	28,163	48,084
Plus:	Fresh-start accounting adjustments	—	(441)	(2,521)	(1,555)	(5,144)
	SOP 97-2 revenue deferrals	14,290	(50)	9,913	18,092	7,966

	Non-GAAP products standard cost of revenue	37,865	20,058	32,311	44,700	50,906

Products standard margin (GAAP)		22,436	14,368	18,208	17,038	25,364
Plus:	Fresh-start accounting adjustments	—	747	2,717	1,577	5,769
	SOP 97-2 revenue deferrals	8,952	(441)	5,904	6,596	3,752

	Non-GAAP products standard margin	31,388	14,674	26,829	25,211	34,885
	Non-GAAP products standard margin	45.3%	42.2%	45.4%	36.1%	40.7%

Calculation of Non-GAAP Revenue by Reporting Segment

		Successor Company							Predecessor Company
Three Months Ended:		27-Jun-08	28-Mar-08	28-Dec-07	28-Sep-07	29-Jun-07	30-Mar-07	29-Dec-06	29-Sep-06
			(in thousands)
Core systems:
	Shared memory products (GAAP)	$23,746	$15,031	$19,312	$21,318	$43,526	$30,328	$39,237	$34,331
Plus:	Fresh-start accounting adjustments	—	306	196	22	332	1,100	1,091	—
	SOP 97-2 revenue deferrals	(601)	(1,949)	6,167	16,788	4,955	4,834	3,912	2,304

	Non-GAAP shared memory products revenue	23,145	13,388	25,675	38,128	48,813	36,262	44,240	36,635
	Cluster products (GAAP)	8,194	7,672	3,970	10,309	4,400	2,364	1,717	583
Plus:	Fresh-start accounting adjustments	—	—	—	—	—	—	18	—
	SOP 97-2 revenue deferrals	16,735	1,603	6,157	4,099	1,112	23	163	—

	Non-GAAP cluster products revenue	24,929	9,275	10,127	14,408	5,512	2,387	1,898	583
	Storage products revenue (GAAP)	10,330	8,374	13,505	8,233	14,486	12,063	10,920	12,750
Plus:	Fresh-start accounting adjustments	—	—	—	—	293	—	320	—
	SOP 97-2 revenue deferrals	4,203	203	2,303	3,377	5,392	2,676	3,834	1,584

	Non-GAAP storage products revenue	14,533	8,577	15,808	11,610	20,171	14,739	15,074	14,334
	Non-GAAP core systems revenue	62,607	31,240	51,610	64,146	74,496	53,388	61,212	51,552

Legacy systems:
	Server products (GAAP)	3,800	4,523	6,216	4,887	11,265	12,612	10,966	12,324
Plus:	Fresh-start accounting adjustments	—	—	—	—	—	37	1,588	—
	SOP 97-2 revenue deferrals	2,439	(296)	1,223	516	176	600	703	(504)

	Non-GAAP server products revenue	6,239	4,227	7,439	5,403	11,441	13,249	13,257	11,820
	Storage products (GAAP)	246	332	410	849	581	1,204	842	618
Plus:	Fresh-start accounting adjustments	—	—	—	—	—	—	364	—
	SOP 97-2 revenue deferrals	466	(52)	(33)	(92)	83	34	192	(76)

	Non-GAAP storage products revenue	712	280	377	757	664	1,238	1,398	542
	Non-GAAP legacy systems revenue	6,951	4,507	7,816	6,160	12,105	14,487	14,655	12,362

Global services:
	Customer support (GAAP)	36,784	35,163	40,193	38,231	39,332	37,527	35,080	48,396
Plus:	Fresh-start accounting adjustments	1,557	1,345	1,898	3,813	4,789	6,545	12,228	—
	SOP 97-2 revenue deferrals	171	(316)	(2,215)	77	677	159	231	144

	Non-GAAP customer support revenue	38,512	36,192	39,876	42,121	44,798	44,231	47,539	48,540
	Professional services (GAAP)	10,769	7,983	6,505	7,258	8,705	14,948	8,961	12,803
Plus:	Fresh-start accounting adjustments	—	395	—	—	58	647	268	—
	SOP 97-2 revenue deferrals	2,622	554	3,333	1,048	1,331	2,066	1,509	1,702

	Non-GAAP professional services revenue	13,391	8,932	9,838	8,306	10,094	17,661	10,738	14,505
	Non-GAAP global services revenue	51,903	45,124	49,714	50,427	54,892	61,892	58,277	63,045
	Non-GAAP revenue	$121,461	$80,871	$109,140	$120,733	$141,493	$129,767	$134,144	$126,959

Calculation of Non-GAAP Quarterly Backlog

		Successor Company

Three Months Ended:		27-Jun-08	28-Mar-08	28-Dec-07	28-Sep-07	29-Jun-07
		(in thousands)

Total beginning backlog (GAAP)		$202,146	$163,215	$112,847	$88,679	$117,751
Plus:	Bookings	96,226	82,846	100,286	77,022	53,891
	Products and professional services revenue (GAAP)	(57,085)	(43,915)	(49,918)	(52,854)	(82,963)

	Total ending backlog (GAAP)	$241,287	$202,146	$163,215	$112,847	$88,679

Total non-GAAP beginning backlog		$133,746	$95,579	$64,557	$66,147	$108,951
Plus:	Bookings	96,226	82,846	100,286	77,022	53,891
	Non-GAAP products and professional services revenue	(82,949)	(44,679)	(69,264)	(78,612)	(96,695)

	Total non-GAAP ending backlog	$147,023	$133,746	$95,579	$64,557	$66,147